UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

Corporate Capital Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 814-00827

Maryland	27-2857503
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CNL Center at City Commons 450 South Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a) On May 8, 2014, Corporate Capital Trust, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which a quorum was present in person or by proxy.

(b) At the Annual Meeting, the Company’s shareholders voted on a total of two proposals, as identified below, all of which were described in the Company’s 2014 Proxy Statement dated March 20, 2014 (the “2014 Proxy Statement”). The following are the voting results on the proposals considered and voted upon at the Annual Meeting.

1. Proposal 1: Election of two directors, Erik A. Falk and James H. Kropp, each for a three-year term. This proposal was passed, with voting results as follows:

	For	Withheld

Erik A. Falk	64,599,887	1,595,387

James H. Kropp	64,514,292	1,640,982

2. Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for fiscal year 2014. This proposal was passed, with voting results as follows:

For	Against	Abstain

85,189,973	589,572	1,199,669

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 13, 2014	CORPORATE CAPITAL TRUST, INC.

	By:	/s/ Paul S. Saint-Pierre
	Name:	Paul S. Saint-Pierre
	Title:	Chief Financial Officer